                          NOTICE OF GUARANTEED DELIVERY

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               BAIRNCO CORPORATION

                        PURSUANT TO THE OFFER TO PURCHASE

                               DATED JUNE 22, 2006

                                       OF

                              BZ ACQUISITION CORP.

                          A WHOLLY OWNED SUBSIDIARY OF

                             STEEL PARTNERS II, L.P.

      This form, or a substantially equivalent form, must be used to accept the
Offer (as defined below) if the certificates for shares of common stock, par value $0.01 per share, of Bairnco Corporation and any other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                       [LOGO] AST American Stock Transfer
                                  & Trust Company

     BY MAIL OR OVERNIGHT COURIER:                                                           BY HAND:
                                                    BY FACSIMILE:
American Stock Transfer & Trust Company    (FOR ELIGIBLE INSTITUTIONS ONLY)   American Stock Transfer & Trust Company
           Operations Center                        (718) 234-5001                Attn: Reorganization Department
    Attn: Reorganization Department                                                       59 Maiden Lane
           6201 15th Avenue                CONFIRM FACSIMILE TRANSMISSION:                Concourse Level
          Brooklyn, NY 11219                     (BY TELEPHONE ONLY)                    New York, NY 10038
                                              Toll Free: (877) 248-6417

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER
THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

      The undersigned hereby tenders to BZ Acquisition Corp. (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Steel Partners II, L.P.
("Parent"), a Delaware limited partnership, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 22, 2006, and the related Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, _______ shares of common stock, par value $0.01 per share
(the "Shares"), of Bairnco Corporation, a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Certificate Numbers (if available)
                                                          SIGN HERE
___________________________________________
                                             ___________________________________
                                                        Signature(s)

___________________________________________
                                             ___________________________________
                                                   (Name(s))(Please Print)

                                             ___________________________________
                                                        (Address(es))

If delivery will be by book-entry transfer:  ___________________________________
                                                                      (Zip Code)
Name of Tendering Institution

___________________________________________
                                             ___________________________________
                                             (Area Code and Telephone Number(s))

Account Number ____________________________

                                        2

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association
Inc., including the Securities Transfer Agents Medallion Program (STAMP), the
Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc.
Medallion Signature Program (MSP) or any other "eligible guarantor institution"
(as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of
1934, as amended), guarantees (i) that the above named person(s) "own(s)" the
Shares tendered hereby within the meaning of Rule 14e-4 under the Securities
Exchange Act of 1934, (ii) that such tender of Shares complies with Rule 14e-4 and (iii) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s)
thereof) and certificates for the Shares to be tendered or an Agent's Message
(as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three business days of the date hereof.

                   __________________________________________
                                 (Name of Firm)

                   __________________________________________
                                    (Address)

                   __________________________________________
                                   (Zip Code)

                   __________________________________________
                        (Area Code and Telephone Number)

                   __________________________________________
                             (Authorized Signature)

                   __________________________________________
                                     (Name)

                   __________________________________________
                                     (Title)

Dated:_______________, 2006.

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